UBS Global Life Sciences Conference September 22, 2009 Exhibit 99.1

Forward-Looking
Statements
This presentation contains forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995, which convey management's expectations, beliefs, plans and objectives regarding future performance. These statements discuss matters that are not facts, and may include words to indicate their uncertain nature such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," and
“target."  Forward-looking statements are subject to significant risks and uncertainties that could affect such future performance including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, adverse litigation developments, competitive products, results and timing of clinical trials, success of marketing efforts, the need for additional research and testing, delays in manufacturing, funding, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug Administration. Actual results could differ materially from those described in this presentation. Information on various factors that could affect the information contained in this presentation and Inspire’s performance are detailed in the reports we file with the SEC.

- AzaSite

INSPIRE

- AzaSite
- Elestat
- Restasis

INSPIRE

Robust Pipeline with Multiple Catalysts
* Received two approvable letters from FDA
** Currently approved for the treatment of bacterial conjunctivitis
*** Inspire 2009 guidance reaffirmed on 07/31/09
Innovative
Late-Stage
Pipeline
Extensive
Intellectual
Property
R&D and
Commercial
Capabilities
$80-90 mm
Revenue
Stream***
Core
Technology
P2Y  receptor platform; role in the
treatment of airway and ocular disease
Over 80 U.S. patents Focused on two
therapeutic areas:
ophthalmology and
pulmonology
Multiple Novel Programs
Denufosol for cystic
fibrosis in Phase 3
Prolacria
for dry
eye in Phase 3*
for blepharitis
in Phase 2**
Three Ophthalmology Products
for bacterial
conjunctivitis
for prevention of itching
associated with allergic conjunctivitis
for dry eye
TM
2

Novel Clinical Pipeline
* NDA filed and received two approvable letters from FDA
** Currently approved for the treatment of bacterial conjunctivitis
Pre-Clinical Phase 1
Phase 2 Phase 3
Prolacria
for dry eye
*
Denufosol for cystic fibrosis
AzaSite
for blepharitis
**
INS115644 for glaucoma
INS117548 for glaucoma
TM
®

Cystic Fibrosis: Life
Threatening
and Underserved
CF is caused by a genetic mutation that disrupts the CFTR
protein, an ion channel, and leads to poorly hydrated lungs
and severely impaired mucociliary clearance
~30,000 U.S. patients; 70,000 worldwide*
Life expectancy: ~37 yrs*
Mean FEV
1
% predicted is 75.9*
55% of CF population is less than 18 years old*
90% of CF patients die of respiratory failure
* Cystic Fibrosis Foundation Patient Registry 2007 Annual Data Report
** All information is for 12 months ended 12/31/08; Source: IMS
Disease Quick Facts
Current CF Lung Disease Treatment Options
TOBI
- inhaled antibiotic for Pseudomonas aeruginosa -
$238 mm in U.S. sales**
Pulmozyme
- inhaled enzyme that thins and loosens mucus -
$302 mm in U.S. sales**
Chest physiotherapy
No existing approved drug targets CF ion channel defect
Denufosol is latest stage ion channel modulator in development and is not limited to a specific genetic mutation
®
®

Denufosol’s Mechanism of Action Restores Mucosal
Hydration and Mucociliary Clearance in CF
CFTR
Defect
Inefficient
Ion
Transport
Thickened
Airway
Secretions
Bacterial
Colonization
Irreversible
Inflammation
Lung
Structural
Damage
Gene Therapy,
Potentiator/
Corrector
Ion Transport
Restoration
denufosol
Mucus
Regulation
Antibiotic Anti-
inflammatory
Lung
Transplant
P2Y
2
Receptor Activation
chloride ion and fluid secretion
sodium absorption
cilia beat frequency
mucin secretion from goblet cells
surfactant release from type II alveolar cells

Global Phase 3 Program with Denufosol for CF
Two Phase 3 pivotal trials: TIGER-1 and TIGER-2
TIGER-1 met primary efficacy endpoint in 24-week placebo-controlled portion
Showed increasing lung function in open-label 24-week safety extension
TIGER-2 initiated in February 2008 with enrollment expected to be complete in 2009
Histopathology results from two-year carcinogenicity study in rodents indicated
no evidence of carcinogenic effect
U.S. and European Orphan Drug Status and U.S. Fast Track Designation
IP coverage through at least 2017
Inspire owns worldwide rights for denufosol; seeking ex-North American partner
O
O
4 Na
+
O
OH
O P
-
O P
O
-
O
O P
O
O
O
-
P
O
O
-
O
N
HN
N
O
O
OH
OH
O
N
O
NH
2

Mean (SE) Change in FEV
1
(mL)
Primary Efficacy Results from TIGER-1:
Placebo-Controlled (ITT)
Enrolled 352 patients with
early stage CF lung disease
(FEV
1
75% predicted normal)
and  5 years old
Met primary efficacy endpoint:
change in FEV
1
from baseline
to endpoint*
45 mL treatment effect
(p = 0.047)
“Real world” design
Broader population
Patients on multiple therapies
that improve FEV
1
3
48
0
10
20
30
40
50
60
70
Placebo Denufosol
*Endpoint is the Week 24 value or the last observation carried forward for patients who withdrew early.
# Values displayed are adjusted means from the pre-specified analysis of covariance model that included baseline FEV1
as a covariate.

Mean Change from Baseline FEV
1
CFB=Change from Baseline
ITT Population
# Values displayed are mean observed values at each time point without adjustment for discontinuations or covariates.
Mean (SE) Change from Baseline FEV
1
(mL)
140
-40
-20
0
20
40
60
80
100
120
0 4 12 24 28 36 48
Treatment Week
Placebo
Denufosol

Mean Change from Baseline FEV
1
CFB=Change from Baseline
ITT Population
# Values displayed are mean observed values at each time point without adjustment for discontinuations or covariates.
Mean (SE) Change from Baseline FEV
1
(mL)
140
-40
-20
0
20
40
60
80
100
120
0 4 12 24 28 36 48
Treatment Week
Placebo
Denufosol
Denufosol-only, Open-label Phase

Mean (SE) Change from Baseline FEV
1
(mL)
Mean Change from Baseline FEV
1
CFB=Change from Baseline
ITT Population
# Values displayed are mean observed values at each time point without adjustment for discontinuations or covariates.
140
-40
-20
0
20
40
60
80
100
120
0 4 12 24 28 36 48
Treatment Week
Placebo
Denufosol
Placebo Switched to Denufosol
Denufosol-only, Open-label Phase

TIGER-2 Phase 3 Clinical Trial (08-110)
350 patients enrolled as of July 24, 2009
Patients who complete TIGER-2 will be eligible for open-label, denufosol 48-week trial
Expect to complete enrollment by end of year 2009
FEV
1
75% and 110%
predicted normal for age,
gender and height
Age 5 or older
Key Inclusion Criteria
Participated in TIGER-1
Standard CF meds allowed,
except hypertonic saline
Key Exclusion Criteria
Planned Trial Size: 450
Change in FEV
1
in liters at
48-week endpoint
Primary Endpoint
Pulmonary exacerbation,
antibiotic use, incidence of
hospitalization/ER visits,
health resource utilization,
quality of life
Secondary Endpoint
Denufosol 60 mg
TID
N = 225
Placebo
TID
N = 225
R
A
N
D
O
M
I
Z
A
T
I
O
N
48-week Treatment Period

TM
Dry Eye: Affects More Than
30 Million Patients Worldwide
*Market Scope Report on the Dry Eye Market, July 2004; **Inspire estimate based on extrapolation of U.S. Data
***Allergan 2008 financial results on 02/04/09
Caused by environmental or genetic factors, aging/menopause, immune/inflammatory disease, lid margin disease, certain
medications
Disease of the tears and ocular surface that leads to instability of the tear film, symptoms of discomfort and visual disturbance and, if left untreated, can result in damage to the ocular surface and visual impairment
Characterized by decrease in tear production and/or imbalance in the composition of the tear film components
Inspire estimates 9 mm patients in North America*, 30 mm patients worldwide**
Disease Quick Facts
Current Treatment Options
Limited treatment options, which include artificial tears/lubricant drops and punctal plugs and one prescription product in the U.S.
Worldwide artificial tear sales over $1 billion***
Restasis
®
– prescription eye drop to help increase tear
production reduced by inflammation – $444 mm in 2008 sales***
Since Prolacria and Restasis have different mechanisms of
action, they may be complementary products with commercial
opportunity for both

Prolacria : Mechanism of Action for Dry Eye
Internally developed
P2Y
2
agonist
Receptor activation
results in increased
intracellular calcium
concentration, which
triggers a series of
intracellular events
resulting in mucosal
surface secretion
Promotes release of
components of natural
tear-film (fluid, mucin
and lipids)
Lipid
secretion
Mucin,
aqueous
& lipid
layers
Water
& mucin
secretion
Mucin
secretion
Prolacria™
is the proposed U.S. trade name for diquafosol tetrasodium ophthalmic solution 2%
TM

Phase 3 Program with Prolacria™
for Dry Eye
O
O
4 Na
+
O
OH
OH
O P
-
O P
O
-
O
O P
O
O
O
-
P
O
O
-
O
N
HN
N
O
O
OH
OH
O
HN
O
O
Four Phase 3 clinical trials conducted to date
Tolerability and safety profile similar to placebo
Received two approvable letters from U.S. FDA
Initiated additional Phase 3 trial under SPA agreement in January 2009
IP coverage through at least 2017

Clearing of Central Corneal Staining
Proportion of all patients, regardless of baseline staining, that achieved clearing of central corneal staining (NEI score of 0) at Week 6 Endpoint in the Phase 3 environmental trials (Intent-to-Treat Population)
Post-hoc analysis shows statistically significant differences in central corneal clearing scores shown for Prolacria
treatment vs. placebo in two
Phase 3 environmental trials (03-105 and 03-109)
Post-hoc analysis based on Week 6 value or last observation carried forward for patients who withdrew early.
P-value is from a Pearson Chi-Square Test using each patient’s study eye.
Brazzell R.K., et al., ARVO, 2007; Tauber J., et al., Cornea, 2004
0.526
0.150
94/180
(52%)
38/186
(20%)
85/174
(49%)
47/175
(27%)
<0.001
209/318
(66%)
164/322
(51%)
0.029
89/175
(51%)
67/171
(39%)
Week 6
Endpoint
0.593
114/318
(36%)
122/322
(38%)
0.358
32/175
(18%)
25/171
(15%)
Baseline
Placebo
N=175
Prolacria
N=186
p-value
Placebo
N=171
Prolacria
N=175
p-value
Placebo
N=322
Prolacria
N=318
p-value
03-104 03-105 03-109

Clearing of Central Corneal Staining in Patients
With Baseline Central Corneal Staining Score of 3
0.109
0.320
>0.999
0/24
(0%)
0/17
(0%)
0/7
(0%)
3/23
(13%)
03-104 + 03-105
1/8
(13%)
03-105
2/15
(13%)
03-104
Study
Prolacria
Placebo p-value
Proportion of patients with a baseline NEI staining score of 3 in the central cornea that achieved clearing of central corneal staining (NEI staining score of 0) at Week 6
Endpoint in the Phase 3 environmental trials (Intent-to-Treat Population)
Post-hoc analysis based on Week 6 value or last observation carried forward for patients who withdrew early.
P-value is from a Fisher’s Exact Test using each patient’s study eye.
There were no patients with a central corneal staining score of 3 at baseline in Trial 03-109, as per the protocol inclusion/exclusion criteria.
Post-hoc analysis shows trend in favor of Prolacria; not statistically significant due to small patient sample size; individual trials not designed for this endpoint

Prolacria
™
Phase 3 Environmental Clinical Trial
(03-113)
1-week Placebo Run-in Period
6-week Treatment Period
Planned Trial Size: 450
Corneal fluorescein staining
score of 3 in the central
region of the subject’s study
eye using the NEI scale
Key Inclusion Criteria
Prolacria
(diquafosol tetrasodium
ophthalmic solution 2%)
QID
N = 225
Placebo
QID
N = 225
R
A
N
D
O
M
I
Z
A
T
I
O
N
Proportion of subjects
receiving Prolacria that
achieve clearing of
fluorescein staining of the
central region of the cornea
(a score of zero on the NEI
scale) at the six-week trial
endpoint, compared to those
receiving placebo
Primary Endpoint
345 patients enrolled as of July 24, 2009
Expect to complete enrollment in Fall 2009

Global Partnerships for Prolacria™/DE-089
Partnered with Allergan, Inc., a leading global ophthalmic company
Inspire responsible for development and approval of
Prolacria™
in the
United States, with right to co-promote
Allergan responsible for commercialization and all post-marketing activities in the U.S., and development and commercialization in rest of world, except
Asia
Partnered with Santen Pharmaceutical Co., a premier ophthalmic company with 80% market share in dry eye in Japan
Santen responsible for development and commercialization of diquafosol
(DE-089) in Japan and nine other Asian countries
Santen filed regulatory application for DE-089 in Japan in May 2008
Meaningful royalty stream for Inspire, if product is approved and launched

AzaSite
AzaSite
INSPIRE

STAYING POWER
AzaSite
(azithromycin ophthalmic solution) 1%

AzaSite ® : Differentiated Ocular Anti-Infective
First ocular form of azithromycin
AzaSite
combines well-known, broad spectrum
macrolide antibiotic, azithromycin (1%), with
DuraSite ®
drug delivery technology
Anti-inflammatory properties
Approved by FDA in April 2007, with indication
for treatment of bacterial conjunctivitis
IP coverage through 2019
Broad spectrum coverage against most
common pathogens
High tissue concentration on ocular surface
and eyelids
Easiest dosing regimen among all ocular
anti-infectives (9 vs. 21+ drops)

Recent Development in Ocular Antibiotic Market
Current manufacturing supply shortage of
erythromycin ophthalmic ointment
Generic macrolide antibiotic routinely used in neonates
for prophylaxis of ophthalmia neonatorum, a form of
bacterial conjunctivitis that may be contracted by
newborns during delivery
CDC, FDA and AAO have provided guidance to
healthcare professionals in dealing with shortage
Reserve current supplies of erythromycin ophthalmic
ointment for neonatal prophylaxis use
Use alternative drugs for treatment of superficial
ocular infections
AzaSite
is an acceptable substitute for neonatal
prophylaxis use where erythromycin ophthalmic
ointment is not available
Increased production of
AzaSite
in September 2009
to fill treatment gap as needed
CDC made the
following
recommendation:
"Our experts
indicate that
AzaSite ®
(Azithromycin
Ophthalmic Solution
1%, Inspire
Pharmaceuticals) is
an acceptable
substitute, if
Erythromycin
Ophthalmic
Ointment (0.5%) is
not available".*
*AzaSite
has not been approved by the FDA for the treatment of prophylaxis of ophthalmia neonatorum and no clinical trials have been conducted using AzaSite in this population.

Blepharitis: A New Potential Indication
Common condition characterized by inflammation of the eyelids, which is often secondary to infection
Often involves significant patient discomfort leading to associated ocular surface inflammation, chronic ocular irritation, unstable tear film and damage to the ocular surface
Blepharitis is an under-diagnosed and under-treated condition, which may be as prevalent as dry eye disease
Survey data indicates that ophthalmologists and optometrists report that blepharitis is commonly seen in clinical practice in 37% and 47%
of their patients, respectively*
In a survey of 5,000 adults in the U.S., app. 15% reported having one to three symptoms of blepharitis at least half of the time in the past 12 months, implying as many as 34 million adults might suffer from some form of blepharitis (based on overall U.S. adult population data)*
Disease Quick Facts
Current Blepharitis Treatment Options
No prescription products indicated for blepharitis
Limited treatment options at present
Warm compresses
Lid hygiene
Topical antibiotic ointments
Topical steroids or oral antibiotics, when condition exacerbated
*
The Ocular Surface,
May 2009

0.0
1.0
2.0
3.0
4.0
Baseline After 2 Weeks of
Treatment
Warm Compresses
(WC)
AzaSite + WC
Two-Week Phase 4 Trial in Posterior Blepharitis:
Effect on Lid Margin Hyperemia
p < 0.001
69% Improvement in Mean from Baseline with AzaSite
vs. 10% with WC Alone (n=21)
Luchs J, Adv Ther, Sept 25 (9):858-870, 2008
(0)  Normal: no redness (3)  Severe: increased vascularity of the eyelid margin
(1)  Mild: slightly dilated blood vessels (4)  Very severe: clearly increased vascularity of the eyelid margin
(2)  Moderate: more apparent dilation of blood vessels
®

Four-Week Phase 4 Trial in
Anterior/Posterior Blepharitis
*p
value listed is for the comparison to baseline for each visit (n=26)
Shapiro A., et al., American Society of Cataract and Refractive Surgery (ASCRS) Annual Meeting 2009.
4 Wks After
Dosing
Stopped*
2 Wks After
Dosing
Stopped*
After 4 Wks
Dosing*
Baseline
AzaSite ®
1.6
p=0.037
1.3
p<0.001
1.3
p<0.001
2.2 Ocular Dryness
0.8
p<0.001
0.5
p<0.001
0.6
p<0.001
2.8 Swollen/Heavy Eyelids
0.3
p<0.001
0.2
p<0.001
0.4
p<0.001
1.7 Ocular Burning
0.8
p<0.001
0.9
p<0.001
0.7
p<0.001
2.2 Foreign Body Sensation
0.6
p<0.001
1.1
p<0.001
0.9
p<0.001
2.2 Eyelid Itching

AzaSite Phase 2 for Blepharitis Clinical Trials
(044-101 and 044-102)
6-week Optional Washout Period
2 or 4-week Treatment Period
Two trials initiated in May 2009 with a two week treatment period (044-101) or four weeks (044-102)
90 patients enrolled in Trial 044-101 as of July 24, 2009
130 patients enrolled in Trial 044-102 as of July 24, 2009
Planned Trial Size: 300
Have current diagnosis
of blepharitis in one or
both eyes
Key Inclusion Criteria
AzaSite
(azithromycin ophthalmic
solution) 1%
1 drop BID for 2 days, then
1 drop QD for remainder
N = 150
Placebo
1 drop BID for 2 days, then
1 drop QD for remainder
N = 150
R
A
N
D
O
M
I
Z
A
T
I
O
N
Signs and symptoms of
blepharitis
Safety and tolerability
Endpoints
2 or 4-week Follow-up Period
®

Glaucoma: Largest Ophthalmic Market
* Glaucoma Research Foundation
** IMS for the 12 months ended 12/31/08
Glaucoma is the leading cause of blindness in the world and
the leading cause of preventable blindness in the U.S., according to the World Health Organization
Glaucoma is a group of eye diseases that gradually reduces
the field of vision
A variety of factors cause loss of retinal ganglion cells leading to permanent damage to the optic nerve
Associated with increased intraocular pressure (IOP)
65 mm worldwide, 4 mm in the U.S.*
Disease Quick Facts
Current Treatment Options
Agents that reduce IOP: Beta blockers, prostaglandin F2
analogues, carbonic anhydrase inhibitors, alpha-2 adrenoreceptor agonists, combination agents
No existing approved drug targets the primary outflow pathway
Largest market in ophthalmic pharmaceuticals: $2.1 billion
in U.S. prescription sales**

Glaucoma Program Update
Novel approach to lowering intraocular pressure (IOP) by targeting primary outflow pathway (trabecular meshwork)
Top-line Phase 1 clinical trial results in patients with elevated IOP
INS115644 (Latrunculin B) – observed dose-dependant IOP-lowering effects in 56 randomized subjects; compound was generally well tolerated
INS117548 (Rho kinase inhibitor) – observed mild IOP-lowering effects in 84 randomized subjects; tolerability issues (ocular discomfort) with this molecule
Targeting potential presentation of key Phase 1 data at 2010 medical conferences
Evaluating next steps for overall program, based on clinical and preclinical data, expert opinions and resource availability

Financing Summary
Raised $115 million in common stock offering in
August 2009
Financing fully funds current strategic plan
Provides strong foundation to advance Company
to the next level
Enables a rapid succession of multiple catalysts
Top-line clinical results in four programs within two years
Three potential regulatory filings toward product approval

Current Financial Summary
~ $150 MM pro forma cash and investments balance, based on 6/30/09 balance plus $109 MM net proceeds from recent common stock offering
82.3 million common shares outstanding after common stock offering
2009 guidance reaffirmed on 07/31/09
Expenses - $120-135 mm
Revenue - $80-90 mm
M&S
$45 - 50 mm
R&D
$50- 60 mm
COGS
$8-13
mm
G&A
$14 - 18 mm

2004 2005 2006 2007 2008 2009
Guidance
Inspire Has Achieved Double-Digit Annual Growth Each Year
Growing Stream of Revenues
Inspire Receives Revenues from Three Products*
($ Millions)
$23
$49
$11
$37
$80-90**
$71
31% increase
110% increase
59% increase
45% increase
*   Inspire receives revenues related to the promotion of AzaSite, co-promotion of Elestat and royalties on Restasis
           **   Guidance reaffirmed on 07/31/09

Denufosol for Cystic Fibrosis – Phase
3
Complete enrollment in TIGER-2 CF trial (year-end 2009)
Report top-line results of TIGER-2 CF trial
Identify ex-North American partner for denufosol
Prolacria for Dry Eye – Phase
3
Complete enrollment in Prolacria dry eye trial (Fall 2009)
Report top-line results of Prolacria dry eye trial
File NDA amendment with FDA including new Prolacria trial data
Potential regulatory approval in Japan
AzaSite
®
for Blepharitis – Phase
2
Complete enrollment in AzaSite Phase 2 blepharitis trials (Q1 2010)
Report top-line results of AzaSite Phase 2 blepharitis trials
Initiate Phase 3 trials of AzaSite for blepharitis, if Phase 2 is positive
Multiple Significant Events Over the Next Two Years
TM

Inspire Summary
Vision to build long-term value
Therapeutically focused with unique, innovative
pipeline and products
Recent financing fully funds current strategic plan
and provides strong foundation for future growth
Multiple upcoming catalysts
Top-line clinical results in four programs within two years
Three potential regulatory filings toward product approval

UBS Global Life Sciences Conference September 22, 2009